Supplement to the
Strategic Advisers® Core Income Fund
April 29, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, forward contracts, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure (including through hedging) and/or to create and adjust the fund's investment exposure.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. BlackRock Investment Management, LLC, FIAM LLC, J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, PGIM, Inc., and TCW Investment Management LLC have been retained to serve as sub-advisers for the fund.
SSC-SUSTK-0124-101 1.9909644.101	January 2, 2024